STATEMENT OF ADDITIONAL INFORMATION

April 1, 2010, as supplemented May 7, 2010

KEELEY FUNDS, INC.

KEELEY Alternative Value Fund Class A Shares – KALVX Class I Shares – KALIX	401 SOUTH LASALLE STREET CHICAGO, ILLINOIS 60605 312-786-5050 888-933-5391

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the current Prospectus of KEELEY Alternative Value Fund (the “Fund”) dated April 1, 2010, and any additional supplements thereto.

A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone number listed above.

At the date of this SAI, the Fund has no operating history.  Audited financial statements will be contained in the Fund’s Annual Report dated September 30, 2010.  Unaudited financial statements will be included in the Fund’s Semi-Annual Report.

TABLE OF CONTENTS

INTRODUCTION	3

GENERAL INFORMATION AND HISTORY	3

INVESTMENT OBJECTIVES AND STRATEGIES	3

INVESTMENT POLICIES AND RISK CONSIDERATIONS	4

INVESTMENT RESTRICTIONS	16

PORTFOLIO TURNOVER	17

DISCLOSURE OF PORTFOLIO HOLDINGS	17

MANAGEMENT OF THE FUND	18

INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER	25

PORTFOLIO MANAGER	26

ADMINISTRATION SERVICES	27

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT	27

NET ASSET VALUE	28

PURCHASES AND REDEMPTION OF SHARES	28

SALES AT NET ASSET VALUE	29

EXCHANGE PRIVILEGE	29

TAXATION	30

DISTRIBUTION OF SHARES	34

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	34

PORTFOLIO TRANSACTIONS AND BROKERAGE	35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	37

PROXY VOTING	37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

ADDITIONAL INFORMATION	38

INTRODUCTION

This Statement of Additional Information (“SAI”) contains further discussion of the Fund’s securities and investment techniques that are described in the Prospectus.  The information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.  Captions and defined terms in the SAI generally correspond to those captions and terms as defined in the Prospectus.

This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the SAI at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

GENERAL INFORMATION AND HISTORY

The KEELEY Alternative Value Fund is a diversified series of Keeley Funds, Inc. (the “Company”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Company was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005 and has six separate series, including the Fund.  The Fund offers two share classes: Class A Shares and Class I Shares.  In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs.  All shares of the Fund have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

The Fund is an alternative investment vehicle within the Keeley Funds family since, unlike the other Funds, it is primarily designed to provide downside market protection through the use of hedging strategies.  Please see the section “Investment Strategies” below for a description of the different hedging strategies that the Fund may employ to achieve its investment objectives.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The KEELEY Alternative Value Fund (the “Fund”) seeks to achieve long-term capital appreciation, and to protect capital during adverse market conditions.  The Fund’s investment objectives are not fundamental and can be changed by the Board of Directors without a vote of the shareholders.

INVESTMENT STRATEGIES

While it is anticipated that the Fund will invest primarily in the types of equity securities described below, the Fund has broad and flexible investment authority.  For the equity investments, the Fund intends to pursue its investment objectives by investing in companies with small and mid-size market capitalizations, which Keeley Asset Management Corp. (the “Adviser”) currently defines as $7.5 billion or less.  Under normal market conditions, the Fund will invest no less than 80% of the net assets of its equity investments plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small and mid-size market cap companies.  As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level.  If less than 80% of the Fund’s equity investment assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with small and mid-size market capitalization until the 80% threshold is restored.  The Adviser focuses the equity investments of the Fund on particular kinds of undervalued stocks, and attempts to concentrate on identifying companies going through major changes (corporate restructuring), including: corporate spin-offs (tax-free distributions of a parent company’s division to shareholders); financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy; companies selling at or below actual or perceived book value; savings and loan and insurance conversions; and distressed utilities.  Current dividend or interest income is not a factor for the Fund when choosing securities.

The Adviser has selected, and the Company’s Board of Directors has approved, Broadmark Asset Management, LLC (“Sub-Adviser” or “Broadmark”) as sub-adviser for the Fund.  Broadmark will attempt to mitigate market risk within the Fund’s equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments described below, Exchange-Traded Funds (“ETFs”) and Exchange-Traded Notes (“ETNs”).  Broadmark may utilize any asset class of an ETF or ETN, but will primarily utilize equity-based instruments.  In performing its services, Broadmark will assess such factors as monetary policy, valuation characteristics, investor sentiment and momentum.  Broadmark will adjust the Fund’s net exposure to equities based upon its overall assessment of risk and opportunity in the market and the Fund’s portfolio, including the Fund’s cash position.  When Broadmark perceives the Fund’s equity market risk to be high, and opportunity low, it will reduce the Fund’s net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs or take long positions in inverse ETFs.  Broadmark can hedge up to 100% of the Fund’s long equity exposure.  Conversely, when Broadmark perceives the Fund’s equity risks to be low and opportunities high, and depending upon the Fund’s cash position, the Fund could have a low to zero exposure to hedging vehicles.  Further, at times when equity opportunity is high and equity risk low, Broadmark may invest a portion of the Fund’s cash balance in futures, options or ETFs.  There is no guarantee that Broadmark will accurately measure existing risk.

Broadmark’s investments for the Fund may include long or short positions in ETFs, ETNs, publicly traded common stocks, stock warrants and rights, commodities, forward contracts and other derivative instruments.  Broadmark also anticipates trading in commodity contracts, commodity futures, financial futures and options thereon.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

EQUITY SECURITIES

The Fund invests in common stocks, which represent an equity interest (ownership) in a business.  This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations.  The Fund also invests in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below).  Over time, common stocks historically have provided superior long-term capital growth potential.  However, stock prices may decline over short or even extended periods.  Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.  As a result, the Fund should be considered a long-term investment, designed to provide the best results when held for several years or more.  The Fund may not be a suitable investment if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Fund’s investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.  For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses.  Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Fund invests in stocks of issuers with smaller market capitalization, it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

The Fund may invest in debt securities of corporate and governmental issuers that are “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa)) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”).

The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund’s portfolio as well as on market conditions.  In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities.  Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock.  However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

WARRANTS

The Fund may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time.  Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES

The Fund may invest in securities of foreign issuers.  The Fund does not consider ADRs and securities traded on a U.S. exchange to be foreign.

Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.  To the extent positions in portfolio securities are denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.  For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing.  Investing in foreign securities, which are generally denominated in foreign currencies, involve certain risk considerations not typically associated with investing in U.S. securities.  These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less publicly available information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.  Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

The Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with predecessors, have been in operation for less than three years.  The Adviser believes that investing in securities of unseasoned issuers may provide opportunities for long-term capital growth.  Because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources, the risks of investing in such securities are greater than with common stock of more established companies.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in securities for which there is no ready market (“illiquid securities”), including, but not limited to, those securities that are not readily marketable because they are restricted securities.  Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale.  Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund’s investments.  Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser.  A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund’s portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices.  In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in real estate investment trusts (“REITs”). Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.

OPTIONS, FUTURES AND OTHER STRATEGIES

General.  Broadmark may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to seek to dynamically hedge market risk within the Fund’s equity portfolio.  Generally, the Fund may purchase and sell any type of Financial Instrument.  Hedging strategies can be broadly categorized as short hedges and long hedges.  A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s equity portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.  Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire.  Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.  A long hedge is sometimes referred to as an anticipatory hedge.  In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns.  Rather, it relates to a security that the Fund intends to acquire.  If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the transaction were entered into for speculative purposes.  Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.  Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).  The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act.  In addition, the Fund’s ability to use Financial Instruments is limited by tax considerations.  See Taxation.

In addition to the instruments, strategies and risks described below, Broadmark expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  Broadmark may utilize these opportunities to the extent that they are consistent with the Fund’s objective(s) and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

The use of Financial Instruments involves special considerations and risks, certain of which are described below.  In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)           Successful use of most Financial Instruments depends upon Broadmark’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)           There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investment being hedged.  For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly.  The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.  Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)           If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements.  However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements.  For example, if the Fund entered into a short hedge because Broadmark projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument.  Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.  In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)           As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)           The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  Index options and sector/industry based ETF options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, segregates liquid assets in an amount equal to the value of the option on a daily, marked-to-market basis).

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.  If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.  If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.  Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities.  Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when Broadmark purchases an OTC option for the Fund, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes.  Puts and calls on indexes are similar to puts and calls on securities or future contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes.  The risks of investment in options on indexes may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options.  When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.  As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest.  The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past.  So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price.  Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date.  By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio.  This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract.

While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.  This means that the option is only exercisable immediately prior to its expiration.  This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts.  The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.  Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income portfolio. If Broadmark wishes to shorten the average duration of the Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract.  If Broadmark wishes to lengthen the average duration of the Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market.  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.  Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by Broadmark may still not result in a successful transaction.  Broadmark may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures.  The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures contract may move more than or less than the price of the securities being hedged.  If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract.  If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.  It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.  Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead.  If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.  Generally, it is the Fund’s objective to maintain net exposure between 100% and 0% net long.  For example, if the Fund invests 100% of its net assets in long positions and 100% of its net assets in short positions, the Fund is “0% net long.”

Foreign Currency Hedging Strategies — Special Considerations.  Subject to its restrictions, the Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield.  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments.  In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which Broadmark believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.  The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts.  Subject to its restrictions, the Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract.

These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire.  Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euros’ value.  Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro.  This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that Broadmark believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another.  For example, if the Fund owned securities denominated in a foreign currency and Broadmark believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.  This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.  Forward currency contracts are individually negotiated and privately traded by currency traders and their customers.  These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency.  Because these transactions are not entered into for hedging purposes, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis.  The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.  As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, Broadmark believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.  Successful use of forward currency contracts depends on Broadmark’s skill in analyzing and predicting currency values.  Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as Broadmark anticipates.  There is no assurance that Broadmark’s use of forward currency contracts will be advantageous to the Fund or that Broadmark will hedge at an appropriate time.

Combined Positions.  The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover.  The Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments.  The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.

Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.

COMMODITY FUTURES CONTRACTS

Broadmark can invest the Fund in commodity futures contracts.  There are several additional risks associated with transactions in commodity futures contracts.

Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.  The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks that might subject the Fund’s investments to greater volatility than investments in traditional securities.

SHORT SALES

Broadmark may engage in short sales for hedging purposes that is designed to protect the Fund against companies whose credit is deteriorating, or, with respect to ETFs or ETNs, whose underlying indices are deteriorating.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  The Fund’s short sales will be limited to securities listed on a national securities exchange.  To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities or other liquid securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security sold short declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

EXCHANGE TRADED FUNDS (“ETFs”) AND EXCHANGE TRADED NOTES (“ETNs”)

An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies.  ETFs are registered investment companies with a stated investment objective and are subject to various investment policies and restrictions.  ETNs are senior, unsecured, unsubordinated debt securities.  They are designed to provide investors with a way to access the returns of market benchmarks or strategies.  ETNs are not ETFs, but they do share several characteristics.  For example, they trade on an exchange, can be shorted and they are linked to the return of a benchmark index.

Broadmark generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases, the Fund will pay customary brokerage commissions for each purchase and sale.  Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.”  Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if Broadmark believes it is in the Fund’s interest to do so.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

There is a risk that ETFs may terminate due to extraordinary events.  For example, any of the service providers to the ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider.  Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names.  If those licenses are terminated, the respective ETFs may also terminate.  In addition, an ETF may terminate if its net assets fall below a certain amount.

The Fund’s investments in ETNs are subject to issuer credit risk.  For example, if the credit rating of the issuer of the ETN is downgraded, the Fund’s investment may drop in value, even if no change in value has occurred in the underlying index.  In addition, in a default situation involving an ETN, it is possible that the Fund could lose its principal investment.

Although Broadmark believes that, in the event of the termination of an ETF, it will be able to invest the Fund’s assets in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board of Directors.  The Fund will pay a portion of the income earned on the lending transaction to the securities lending agent and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned.  Loans are subject to termination at any time by the Fund or the borrower.  When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Company’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid.  In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.  The Fund could experience losses as a result of a diminution in value of its cash collateral investment.

MARKET EVENTS

Events in the financial sector during the past several years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.  Both domestic and foreign equity markets experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduction in the availability of, and/or the prohibitively high cost of credit adversely affected many issuers worldwide.  This potential increase in an issuer’s cost of funds resulted in less money being available to fund continuing operations, prospective growth opportunities, and dividend payments of companies.  These events and possible continuing market turbulence may have an adverse effect on the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions.  Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment limitations.

The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

1.

With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.	With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.

The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.	The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

5.

The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.	The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.

The Fund will not concentrate its investments by investing 25% or more of the value of its total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

8.	The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that: (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

9.	The Fund will not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

10.

The Fund will not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

In addition to the fundamental restrictions listed above, the Fund has adopted the following non-fundamental restrictions that may be changed by the Board of Directors without shareholder approval:

1.	The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

2.

The Fund will not acquire securities of other investment companies except: (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund. Many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, provided such investment is carried out in accordance with the policies and procedures adopted by the Board of Directors.

The investments and strategies described above are those that are used under normal conditions.  During adverse economic, market or other conditions, the Fund may assume temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, including cash and cash equivalents.  The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.  The Fund cannot guarantee that it will achieve its investment goal when adopting a temporary defensive investment position.

PORTFOLIO TURNOVER

The Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period.  A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period.  Portfolio turnover rates will vary from year to year, depending on market conditions.  Increased portfolio turnover may result in greater brokerage commissions.

At the date of this SAI, the Fund has no operating history and information relating to the portfolio turnover rate is not available.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted a policy that it will disclose publicly portfolio holdings (other than to rating agencies and third party service providers) only when that information is filed with the SEC or sent to shareholders pursuant to annual, semi-annual or quarterly reports.  In most cases, this information will be filed with the SEC sixty days after the date of public disclosure.  Information may be sent to shareholders earlier than sixty days after its date, but in such cases, the information will be sent to all shareholders at the same time.  The Fund discloses holdings on a monthly basis to certain rating and ranking organizations, including:  Standard & Poor’s, Bloomberg, Thomson Financial, Lipper and Morningstar.  The Fund discloses its holdings on a quarterly basis to Vickers.  The Fund has no special agreements with the rating and ranking organizations that require they keep the information provided to them confidential or that impose restrictions on them with respect to trading based on the disclosure of such information.  No information is released until it is at least 15 days old and all information is sent to all parties at the same time.  The Fund may disclose portfolio information to its third-party service providers, without lag, as part of the Fund’s normal investment activities.  Third-party service providers receive portfolio holdings information more frequently than this information is filed with the SEC or sent to shareholders, when there is a legitimate business purpose for such disclosure.  These third-party service providers include Broadmark, the Fund’s sub-adviser; U.S. Bancorp Fund Services, LLC, the Fund’s administrator, transfer agent, and fund accountant; U.S. Bank N.A., the Fund’s custodian and securities lending agent; Citigroup Global Markets, Inc./Citigroup Global Markets Limited (and certain of their affiliates), the Fund’s futures and prime brokerage account administrator; IDC, the Fund’s pricing service; PricewaterhouseCoopers, LLP, the Fund’s independent registered public accountant; and K&L Gates LLP, the Fund’s counsel.  The Fund’s contracts with the administrator, transfer agent, fund accountant, and custodian include provisions that require they treat all information that they receive from the Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Fund, and not disclose that information to any third-party without written authorization from the Fund or pursuant to court order.

The Fund’s Chief Compliance Officer (“CCO”) reviews the policies and procedures of the Fund’s third-party service providers to ensure that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information.  Under the Company’s policies, no one has authority to make any other disclosure of portfolio information.  Officers and directors of the Company, the Sub-Adviser and the Adviser, and officers of Keeley Investment Corp. (the “Distributor”) who are also officers of the Company or the Adviser of necessity have access to information about the Fund and its investments, including its portfolio holdings, but the Company and the Fund’s Sub-Adviser, Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information.  The Company’s code of ethics also prohibits access persons (who include officers and directors of the Company) from buying and selling securities which the Fund is buying or selling or considering buying or selling, except with the prior approval of the President of the Company or his designee (or in the case of his trades, another officer designated by the Board).

Personal trading information is compiled and reviewed monthly by the CCO and/or his designee.  It is against the policy of the Company for the Company or its Adviser to receive compensation for the disclosure of portfolio holdings information.  The portfolio holdings disclosure policy of the Company has been approved by the Board of Directors and, under the Company’s procedures, may only be changed with Board approval.

MANAGEMENT OF THE FUND

GENERAL

The Board of Directors has overall management responsibility for the Company and the Fund.  Company officers and the administrator are responsible for the day-to-day operations of the Fund.  The Adviser is responsible for investment management of the Fund under the Investment Advisory Agreement, and it has entered into an investment sub-advisory agreement with Broadmark Asset Management LLC (the “Sub-Adviser”), for the provision of certain investment sub-advisory services.  The Company, the Sub-Adviser, the Adviser and the Distributor each have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act.  Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

The Board has established a Committee of Independent Directors (the “Committee”), which is composed exclusively of Directors who are “non-interested” Directors (as such term is defined in the 1940 Act).  The Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the Fund and the independent audits thereof; and (iii) the independence and effective functioning of the Board.  In addition, the Committee acts as liaison between the Company’s independent registered public accountants and the full Board, pre-approves the scope of the audit and non-audit services the Company’s independent registered public accountants provide to the Company and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Fund, as well as any Rule 12b-1 plan of the Fund and any related agreement.  For the fiscal year ended September 30, 2009, the Committee of Independent Directors met four times.

The Executive Committee has the authority to take actions on behalf of the Board in between Board meetings, with such actions being subject to the ratification of the full Board at the next scheduled meeting.  Messrs. J. Keeley Jr., Klingenberger and Fitzgerald serve as members of the Executive Committee until the election and qualification of their successors.  For the fiscal year ended September 30, 2009, the Executive Committee met three times.

BOARD LEADERSHIP STRUCTURE

The Board of Directors of the Fund is composed of seven Directors.  Mr. J. Keeley is considered an “Interested Director” of the Fund because of his affiliation with the Adviser and the Distributor.  The Chairman of the Board is Mr. Jerome Klingenberger.  Mr. Klingenberger is a “Non-Interested” Director.  The Board has established two standing Committees: the Committee of Independent Directors and the Executive Committee.  The functions, responsibilities and composition of each Committee are described above.

Each Director was appointed to serve on the Board because of his experience, skills and qualification (please see the paragraph “Experience of Directors” below).  The Board believes that its leadership structure is appropriate in light of the size of the Company and the nature of its business, and is consistent with industry practices.  In particular:

•                                          Board Composition.  The Board believes that having a majority of Non-Interested Directors is appropriate and in the best interest of the Company’s shareholders.  Nevertheless, the Directors also believe that having an interested person serve on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Directors’ decision-making process.  In addition, Mr. J. Keeley, as the president and primary owner of the Adviser, which is the sponsor of the Fund, provides the Board with the perspective of the Adviser in managing and sponsoring the Fund.

•                                          Committee of Independent Directors.  The Directors believe that a standing Committee composed exclusively of individuals who are Non-Interested Directors will help in preventing the occurrence of conflicts of interests and allows those Directors to engage in a candid discussion on, among other things, the performance of the Adviser, outside the presence of management.

•                                          Executive Committee.  The Board believes that an executive committee allows the Board to act expeditiously when the delay for obtaining full Board authorization could cause the Company to miss business opportunities.  The fact that (i) a majority of the members of the Executive Committee is composed of non-interested Directors, and (ii) any action taken by the Executive Committee must be ratified by the full Board at the following meeting, is designed to ensure that the Executive Committee acts in the best interest of the shareholders and in the absence of conflicts of interests.  The Company anticipates that the Executive Committee will be convened on a very infrequent basis.

BOARD OVERSIGHT OF FUND RISK

The Board has not established a standing risk committee at the current time.  Rather, the Board requires the Adviser to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Company as a whole.  The Adviser reports to the Board on the various elements of risk that have affected, or that may affect, the business of the Company, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Fund, including based upon industry norms.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s non-interested Directors and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures.  The CCO regularly discusses the relevant risk issues affecting the Company during private meetings with the Non-Interested Directors.  The CCO also provides to the Board updates on the application of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO reports to the Board immediately in-between Board meetings in case of any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

The Board oversees the risks involved in the Fund’s investment in derivatives as part of its overall oversight function.  The Board has integrated derivatives controls and risk management oversight into the Company’s overall compliance policies and procedures.  Among other things, these policies address the categories of derivatives in which the Fund may invest, the use of derivatives (e.g., investment or hedging only), the limits on derivatives exposure by percentage of Fund assets or derivatives category, as well as the ongoing monitoring of derivative investments.  The Adviser reports to the Board on the Fund’s use of derivatives as part of its quarterly report.

DIRECTORS AND OFFICERS

The names of the Directors and officers of the Fund, the date each was first elected or appointed to office, and their principal business activities during the past five years and other directorships they hold, are shown below:

Name and Age as of December 31, 2009	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Independent Directors*

Jerome J. Klingenberger(2) Age: 54	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (electronic components and control systems)	6	None

Walter D. Fitzgerald Age: 69	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	6	None

John G. Kyle(2) Age: 68	Director	Director since 1993	President of North Shore Shells Inc.; owner and operator of Shell Oil Services Stations and Gasoline Distributor	6	None

John F. Lesch(2) Age: 69	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	6	None

Sean Lowry(2) Age: 56	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	6	None

Elwood P. Walmsley(2) Age: 69	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company since 2002; Director of Sales for H.B. Taylor Company (food ingredient products) from 2002 to 2009; Director of Sales and Marketing for Northwestern Extract Co. (food ingredient products) since 2009	6	None

Interested Director and Officer*

John L. Keeley, Jr.(2)(3)(4)	Director and	Director and	Director, President and Treasurer of	6	Director of

Age: 69	President	President since 1993

Keeley Investment Corp., Director and President of Keeley Asset Management Corp., President and Director of KEELEY Small Cap Value Fund, Inc., from 1993 to 2007, and KEELEY Funds, Inc., since 2005 and Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.)

Marquette National Corp., Trustee of Loyola University Health System

Officers*

Name and Age as of December 31, 2009	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Robert Becker(2) Age: 67	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

John L. Keeley, III(2)(4) Age: 48	Vice President	Vice President since 2005

Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp., Vice President of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007, and KEELEY Funds, Inc. since 2005

Kevin M. Keeley (2)(4) Age: 43	Vice President	Vice President since 2010

Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp., Executive Vice President of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Executive Vice President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.)

Mark T. Keeley (2)(4) Age: 47	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.

Robert M. Kurinsky(2) Age: 37	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008

Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Secretary of KEELEY Funds, Inc. since 2006; Secretary from 2006 to 2007 and Treasurer during 2007 of KEELEY Small Cap Value Fund, Inc.; Treasurer of KEELEY Funds, Inc. since 2007; Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006

Guy F. Talarico Age: 54	Chief Compliance	Chief Compliance	Chief Executive Officer of ALARIC Compliance Services,

	Officer	Officer since 2004

LLC since 2005; Co-Chief Executive Officer of EOS Compliance Services, LLC from 2004 to 2005; Senior Director of Investors Bank & Trust Institutional Custody Division from 2001 to 2004; Chief Compliance Officer of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007 and KEELEY Funds, Inc. since 2005.

Mark Zahorik(2) Age: 47	Vice President	Vice President since 1997

Senior Vice President of Keeley Asset Management Corp., General Partner of KAMCO Thrift Partners, L.P., Vice President of Keeley Investment Corp., KEELEY Small Cap Value Fund, Inc. from 1997 to 2007 and KEELEY Funds, Inc. since 2005

*	The business address of the Directors and Officers listed above is the address of the Company: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)

Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Company’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Fund.

(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.

(4)	John L. Keeley, III, Kevin M. Keeley and Mark T. Keeley are John L. Keeley, Jr.’s sons.

Other than Mr. J. Keeley, who held a position or a directorship in: (1) Marquette National Corp. (community bank) from 1994 to date, and (ii) Loyola University Health System (non-profit hospital) from 2008 to date, none of the Directors held any official positions and directorships at public companies or registered investment companies during the last five calendar years.

EXPERIENCE OF DIRECTORS

The following summary outlines each Director’s experience, qualifications, attributes and skills that lead to the conclusion that each Director should serve as a Director of the Fund.

Walter D. Fitzgerald

Mr. Fitzgerald has more than 30 years of experience in the financial services industry.  He acted as a principal and obtained certifications from FINRA (and its predecessor NASD) and the NYSE.  Mr. Fitzgerald holds a BA from the University of Toronto and an MBA from the University of Michigan.  The Board concluded that Mr. Fitzgerald is suitable to act as Director of the Fund because of his academic background and his extensive investment management experience.

John L. Keeley, Jr.

Mr. J. Keeley has been an officer of the Distributor and the Adviser since their inceptions in 1977 and 1981, respectively.  Mr. J. Keeley is a Chartered Financial Analyst and holds an MBA from the University of Chicago.  Mr. J. Keeley also serves as a Director on the boards of a local community bank and a non-profit hospital.  The Board concluded that Mr. J. Keeley is suitable to act as Director of the Fund because of his academic background, the fact that he founded both the Adviser and Distributor, and his extensive investment management experience.

Jerome J. Klingenberger

Mr. Klingenberger is a Certified Public Accountant.  Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies.  Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago.  The Board concluded that Mr. Klingenberger is suitable to act as Director of the Fund because of his academic experience, his work experience and his financial reporting experience.

John G. Kyle

Mr. Kyle has owned and managed several energy-related businesses for 40 years.  Mr. Kyle holds a Liberal Arts degree from Lake Forest College.  The Board concluded that Mr. Kyle is suitable to act as Director of the Fund because of his academic and business experience.

John F. Lesch

Mr. Lesch is an attorney specializing in taxation, estate planning and trust administration.  He has served on the board of directors of closely held corporations, charitable foundations, and a municipal governance board.  Mr. Lesch holds an undergraduate degree from Northwestern University in Business Administration and a J.D. from IIT-Chicago Kent College of Law.  The Board concluded that Mr. Lesch is suitable to act as Director of the Fund because of his educational background and experience on other corporate, charitable and municipal boards.

Sean Lowry

Mr. Lowry owns a mortgage business that has been in operation for the last 18 years.  Mr. Lowry served as a director of trading operations at the Chicago Board Options Exchange (“CBOE”) from 1985 to 1992.  Mr. Lowry worked as an independent trader at the CBOE from 1974 to 1980.  The Board concluded that Mr. Lowry is suitable to act as Director of the Fund because of his understanding of the financial services industry and of his prior and current work experience.

Elwood P. Walmsley

Mr. Walmsley has more than 25 years of experience in sales.  He played a significant role in building brand awareness and expanding territorial sales for companies engaged in the food industry.  Mr. Walmsley holds an MBA degree from Georgia State University and took graduate studies in Accounting & Finance from Northern Illinois University.  He holds a Bachelors degree from Baker University and has retired as a colonel from the U.S. Army.  The Board concluded that Mr. Walmsley is suitable to act as Director of the Fund because of his academic background and his extensive business experience.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director contribute to the Board’s diversity of experiences and bring a variety of complementary skills.  It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Company’s shareholders.

As of December 31, 2009, the dollar range of equity securities owned beneficially by each Director was as follows:

Name of Director	Dollar Range of Equity Securities in Alternative Value Fund (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John L. Keeley, Jr.	None	Over $100,000
John F. Lesch	None	Over $100,000
John G. Kyle	None	Over $100,000
Elwood P. Walmsley	None	$50,001 — $100,000
Jerome J. Klingenberger	None	Over $100,000
Sean Lowry	None	Over $100,000
Walter D. Fitzgerald	None	Over $100,000

(1)                                  The Fund is newly established and the Directors did not own equity securities in the Fund as of December 31, 2009.

With the exception of the CCO, the Officers are “interested persons” of the Fund and are also Officers of Keeley Asset Management Corp., Keeley Investment Corp. or their Affiliates, and receive compensation from those companies.  They do not receive any compensation from the Fund.  The CCO has a contractual agreement with the Company, whereby the Company compensates the CCO $14,163 monthly.  This fee is allocated among all the series of the Company (the “KEELEY Funds”) based on their relative net assets.

Each Non-Interested Director receives $2,500 from the Company for each meeting that he or she attends in person, $1,500 for each meeting that he or she attends telephonically and an annual retainer of $50,000.  The Chairman receives an additional fee equal to 40% of the Directors’ annual retainer and per meeting fee from the Company.  Regular Board meetings are held quarterly.  Directors do not receive any pension or retirement plan benefits from the Company.

As of the date of this SAI the Directors have not received any compensation from the Fund.  The Company does not expect to pay any Officer more than $60,000 in its current fiscal period.  The only officer who will receive any compensation from the Company exceeding $60,000 is the CCO, Guy Talarico.  The CCO does not receive any pension or retirement benefits accrued as part of fund expenses.  The table below summarizes the aggregate compensation that the Directors have received from the other KEELEY Funds for the most recently completed fiscal year.

Name of Person, Position	Aggregate Compensation from the KEELEY Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
John L. Keeley, Jr., Director	None	None	None	None
John F. Lesch, Director	$74,500	None	None	$74,500
John G. Kyle, Director	$69,500	None	None	$69,500
Elwood P. Walmsley, Director	$74,500	None	None	$74,500
Jerome J. Klingenberger, Chairman and Director	$104,300	None	None	$104,300
Sean Lowry, Director	$74,500	None	None	$74,500

Name of Person, Position	Aggregate Compensation from the KEELEY Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
Walter D Fitzgerald, Director	$74,500	None	None	$74,500

Officers and Directors of the Fund do not pay sales loads on purchases of Fund shares.  The Company believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of the Fund’s activity or performance.  In addition, the Company believes that the waiver of the sales load will encourage their ownership of the Fund’s shares, which the Company believes is desirable.

The Board of Directors has adopted a Deferred Compensation Plan for Independent Directors (the “Plan”), which enables each Director to defer payment of all or a portion of the annual fees received from the KEELEY Funds for service on the Board. Under the Plan, the amount of compensation deferred by a Director is periodically adjusted as though an equivalent amount of compensation had been invested in shares of one or more of the KEELEY Funds selected by the Director. The amount paid to the Director under the Plan will be determined based upon the amount of compensation deferred and the performance of the selected KEELEY Fund(s).

INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

Keeley Asset Management Corp., 401 S. LaSalle Street, Chicago, IL 60605, the Fund’s investment adviser (the “Adviser”), was organized in the State of Illinois on December 28, 1981.  John L. Keeley, Jr. owns a controlling interest in Joley Corp., which is the parent company of the Adviser, and is thereby deemed to “control” the Adviser.  On July 21, 2008, Joley Corp. completed a minority leveraged recapitalization with TA Associates.  There was no change of control at Joley Corp. or any of its affiliates, including the Adviser, as a result of this transaction.

The investment advisory agreement between the Company and the Adviser for the Fund (the “Advisory Agreement”), and the investment sub-advisory agreement between the Adviser and Broadmark for the Fund (the “Sub-Advisory Agreement”), are both dated February 2, 2010 and must be approved annually by the Board of Directors of the Company or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal also must be approved by the vote of a majority of the Company’s directors who are not interested persons of the Company, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, the Adviser is responsible for administering the Fund’s affairs and supervising the investment programs and must do so in accordance with applicable laws and regulations.  The Adviser also furnishes the Board of Directors with periodic reports on the Fund’s investment performance.  The Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.

For its services as investment adviser of the Keeley Alternative Value Fund, the Adviser receives a monthly fee at an annual rate of 1.60%.

The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.89% for Class A Shares and 1.64% for Class I Shares.  The waivers are in effect through April 1, 2011.

The Adviser has selected, and the Company’s Board of Directors has approved, Broadmark as sub-adviser for the Fund.  Broadmark, 12 East 52nd St., 3rd Floor, New York, New York, is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended.  As of December 31, 2009, Broadmark had assets under management of approximately $600 million. John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark.

The Adviser will review, monitor and report to the Board of Directors of the Company on the performance and investment procedures of Broadmark and assist and consult with Broadmark in connection with the Fund’s investment program.  Broadmark, under the supervision of the Adviser, will be responsible for the selection of broker-dealers, the negotiation of commission rates and the execution of transactions of the Fund effected to carry out the dynamic hedging strategy.  Payments to the Sub-Adviser for its services are made by the Adviser.  For its services, Broadmark receives sub-advisory fees at an annual rate of 0.60% of the average daily net assets.

The Adviser and Broadmark are engaged in a broad range of portfolio management, portfolio advisory and other business activities.  Their services are not exclusive to the Fund and nothing prevents them, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of the Fund) or from engaging in other activities.

A discussion regarding the basis of the approval of the Advisory Agreement and Sub-Advisory Agreement, as well as the material factors considered by the Board, is available in the Fund’s semi-annual report to shareholders dated March 31, 2010.

PORTFOLIO MANAGER

Equity Investments

John L. Keeley, Jr. has been President and primary investment manager for the Adviser since its incorporation in 1981.  He is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund.  In addition, Mr. Keeley acts as portfolio manager for approximately 1,270 other individual accounts which had assets of $1.6 billion as of September 30, 2009. Included in those individual accounts are five pooled investment vehicles which had assets of $73.0 million. Three of the pooled investment vehicles, which had assets of $53.3 million as of September 30, 2009, provide for a performance-based fee.

The Adviser focuses the equity investments of the Fund on particular kinds of undervalued stocks, and attempt to concentrate on identifying companies going through major changes (corporate restructuring), including:

•                                          corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

•                                          financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

•                                          companies selling at or below actual or perceived book value;

•                                          savings and loan and insurance conversions; and

•                                          distressed utilities.

Current dividend or interest income is not a factor for the Fund when choosing securities.  Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•                                          equities with positive cash flow;

•                                          desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

•                                          motivated management; and

•                                          little attention from Wall Street.

Research sources include company documents, subscription research services, select broker/dealers and direct company contact.  It is the Adviser’s intention typically to hold securities for more than two years to allow the corporate restructuring process to yield results.  But, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Mr. Keeley does not receive any compensation specifically for acting as portfolio manager of the Fund.  As of December 31, 2009, Mr. Keeley did not own any shares in the Fund. However, as the controlling shareholder of Joley Corp., the parent company of the Adviser, Mr. Keeley has the benefit of receiving the majority of the management fees paid by the Fund to the Adviser, after payment by the Adviser of all of its expenses.

Dynamic Hedging

Christopher J. Guptill is the Chief Executive Officer and has been the Chief Investment Officer of Broadmark since its inception in 1999.  He is primarily responsible for managing the market risk of the Fund.  Broadmark will seek to protect the Fund from market risk through a dynamic hedging strategy by measuring such factors as monetary policy, valuation characteristics, investor sentiment and momentum.

Conflicts

A conflict will arise if the portfolio manager decides to sell a security that any of the KEELEY Funds holds or to purchase a security for a KEELEY Fund at the same time that such security is to be purchased or sold by a KEELEY Fund, other pooled investment vehicles and other individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price.  Such action could have an effect on the price of the securities, and could potentially result in a KEELEY Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only that KEELEY Fund were purchasing or selling that security.  Historically, when a fund and any of those other accounts purchased or sold the same security on the same day, the KEELEY Funds received the best price or the same price, and if possible the transactions were averaged.  If the KEELEY Funds buy or sell the same security on the same day, the prices will be averaged and each will receive the same price.  If it is not possible to fill all of the orders for the same security for each of the KEELEY Funds and the other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares that each requested to purchase or sell.

ADMINISTRATION SERVICES

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Administrator”), 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, is the Fund’s administrator.  The Administrator assists in preparing and filing the Fund’s federal and state tax returns and required tax filings (other than those required to be made by the Fund’s custodian or transfer agent); participates in the preparation of the Fund’s registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Fund’s fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Fund’s annual and semi-annual reports to the SEC and current shareholders; monitors the Fund’s expense accounts, the Fund’s status as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund’s arrangements with respect to services provided pursuant to the Fund’s Distribution Plan, compliance with the Fund’s investment policies and restrictions; and generally assists in the Fund’s administrative operations.

The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT

FUND ACCOUNTANT

U.S. Bancorp also acts as the fund accountant for the Fund.  U.S. Bancorp’s services include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for the Fund’s expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Fund; determining net asset values of the Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian for the Fund.  The Custodian is responsible for: holding all securities and cash of the Fund; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Fund; and performing other administrative duties, all as directed by authorized persons of the Fund.  The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund.  The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law.  The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp acts as the Transfer and Dividend Disbursing Agent for the Fund.  U.S. Bancorp’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses.  These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Fund and with the approval of the Board of Directors.

U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund and monitors the total number of shares sold in each state.

SECURITIES LENDING AGENT

U.S. Bank National Association (“U.S. Bank”) is the Fund’s securities lending agent.  In its capacity as securities lending agent, U.S. Bank, among other things: enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Fund and invests the cash collateral in accordance with the instructions received by the Adviser.

NET ASSET VALUE

For purposes of computing the net asset value of a share of the Fund (the “NAV”), securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or if there are no reported sales on that day, at the most recent bid quotations.  Securities traded on only the over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available.  Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.  Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

The Fund’s NAV will not be determined on any day on which the New York Stock Exchange (“NYSE”) is not open for trading.  The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act.  As a result of this election, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder.  Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account.  Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

PURCHASES AND REDEMPTION OF SHARES

For information on purchase and redemption of shares, see “How to Buy, Sell and Exchange Shares” in the Fund’s Prospectus.  The Fund may suspend the right of redemption of shares for any period: (i) during which the NYSE is closed other than customary weekend and holiday closing or during which trading on the NYSE is restricted; (ii) when the Securities and Exchange Commission (the “SEC”) determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (iii) as the SEC may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

SALES AT NET ASSET VALUE

CLASS A SHARES

Only certain sales of Class A Shares are made at NAV, meaning they are not subject to a sales charge.  This is because certain investor and intermediary transactions involve little or no expense.  The investors who may be able to purchase Class A Shares without paying an initial sales charge generally are as follows:

•                  Certain trustees, directors, employees and affiliates of the Adviser;

•                  Certain financial intermediary personnel;

•                  Certain tax-exempt entities;

•                  Certain financial institutions, including banks, brokers or insurance companies;

•                  Clients of the Adviser or other registered investment advisers charging periodic or asset-based fees.

Furthermore, reinvestment of dividends or distributions or the exchanges of shares of one KEELEY Fund for another (including the Prime Obligations Fund) are not subject to a sales charge.  The minimum initial investment for Class A Shares is $2,500, and the minimum for additional investments is $50, each are subject to change at any time.  The Distributor may waive the sales charge in certain other limited instances where it perceives there to be little or no expense associated with the share purchase.

Please check with the Distributor whether you qualify for investment in Class A Shares at NAV.

CLASS I SHARES

All sales of Class I Shares are made at NAV, meaning they are not subject to a sales charge.  In addition, Class I Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares.  The minimum initial investment for Class I Shares is $1.0 million, and the minimum for additional investments is $10,000 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Please check with the Distributor to confirm whether you qualify for investment in Class I Shares.

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of other KEELEY Funds or for shares of First American Prime Obligations Fund (the “Prime Obligations Fund”).  The minimum exchange amount between the KEELEY Funds is $250. The minimum exchange amount between any of the KEELEY Funds and shares in the Prime Obligations Fund is described in the Prime Obligation Fund’s prospectus.  For exchange purposes, Class A Shares may only be exchanged for Class I Shares if an investor meets the $1.0 million investment minimum for Class I Shares.  An investor is limited to four exchanges in each 12 month period.  Investors who are interested in exercising the exchange privilege should first contact the KEELEY Funds to obtain instructions and any necessary forms.  The exchange privilege does not in any way constitute an offering or recommendation on the part of the KEELEY Funds or the Adviser of an investment in the Prime Obligations Fund.  Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectuses of the KEELEY Funds and the Prime Obligations Fund before exercising the exchange privilege.  The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.002% of the average daily net asset value of the shares for which it is the holder or dealer of record.

The exchange privilege will not be available if:  (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or the KEELEY Funds, or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of a KEELEY Fund. The exchange privilege may be terminated by any KEELEY Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders.  The Fund may retain for investment its net capital gain.  However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income.  Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income.  Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders, and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares, except as noted below.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

It is not clear whether any significant portion of the dividends paid by the Fund qualify for the Dividends Received Deduction or the reduced rate of taxation that applies to “qualified dividend income” received by individuals under Section 1(h)(11) of the Code.  For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria.  The Fund generally can pass the tax treatment of qualified dividend income, if any, it receives through to Fund shareholders.  For the Fund to receive qualified dividend income, it must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks).  In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.  The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund.  For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the investment date.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

For a description of the Fund’s distribution policies, see “Distributions and Taxes” in the Fund’s Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.  The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011.  Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF THE FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the Dividends Received Deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code.

The Fund may make certain tax elections in order to mitigate the effect of these provisions.  The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

The Fund’s transactions in options and futures contracts, if any, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

NON-U.S. TAXES

Since the Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

PASSIVE FOREIGN INVESTMENT COMPANY

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and it elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of

PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments.  In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash.  Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax.  Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions.  Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.  The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service.  To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring it to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions.  Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTION OF SHARES

Keeley Investment Corp. (the “Distributor”), 401 S. LaSalle Street, Chicago, IL 60605, acts as the principal underwriter for the Fund under an Underwriting Agreement between the Company and the Distributor. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Securities Investor Protection Corporation (“SIPC”), and an affiliate of the Adviser.

The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.”  The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund.  A portion of these costs may be reimbursed by the Fund pursuant to the Fund’s Distribution Plan (the “Plan”) described below.  The Distributor may receive brokerage commissions for executing portfolio transactions for the Fund.  The Distributor may enter into sales agreements with other entities to assist in the distribution effort.  Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge.  The Distributor may also compensate these entities out of the distribution fees received from the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN

For Class A Shares, the Company has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The Plan was adopted anticipating that the Fund will benefit from the Plan through increased future sales of shares of the Fund eventually reducing the Fund’s expense ratio and providing an asset size that will allow the Adviser greater flexibility in management.  The Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

Pursuant to the Plan, the Fund will pay directly or reimburse the Distributor a 12b-l distribution and other fee equal to the amounts specified in the Fund’s Prospectus.  These fees will be used to pay distribution expenses directly or shall reimburse the Distributor for costs and expenses incurred in connection with distributing and marketing shares of the Fund.  Such distribution costs and expenses may include:  (i) advertising by radio, television, newspapers, magazine, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees and agents of the Distributor, including salary or a portion thereof, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationships with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other material to be given or sent to prospective investors, and (v) such other similar services as the Board of Directors of the Company determines to be reasonably calculated to result in the sale of shares of the Fund.

While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the discretion of the Directors of the Company who are not interested persons of the Fund.  The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund’s Class A average daily net assets) are paid to the Distributor in connection with its services as distributor.  Payments, if any, are made monthly and are based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan.  Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the FINRA limitations on asset based compensation described below.

The FINRA has rules that may limit the extent to which the Fund may make payments under the Plan.  Although the FINRA’s rules do not apply to the Fund directly, the rules apply to members of the FINRA such as the Distributor and prohibit them from offering or selling shares of a fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap.  The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee).  The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund’s so-called “remaining amount.”  The remaining amount is the amount to which the Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits.  The Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period.  The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued.  The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount.  If the Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount.  The Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

SHAREHOLDER SERVICING ARRANGEMENTS

The Company has retained the Distributor to serve as the shareholder servicing agent for the Fund pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”).  Under the Shareholder Servicing Agreement, the Company pays the Distributor a monthly fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets for providing support services to investors who beneficially own shares of the Fund.  The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

The Adviser and Sub-Adviser have discretion to select brokers and dealers to execute portfolio transactions on behalf of the Fund and to select the markets in which such transactions are to be executed.  The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for the Fund.  When executing transactions for the Fund, the Adviser and Sub-Adviser will consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission.  The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution.  In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction.  Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act.  The Sub-Adviser may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Fund on an agency basis and may be paid brokerage commissions from the Fund for such services.  Portfolio transactions executed by such affiliates of the Sub-Adviser will comply with all applicable provisions of Section 17(e) of the 1940 Act.  Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser and Sub-Adviser believe that better prices and execution may be obtained elsewhere.  The Adviser and Sub-Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers (including the Distributor) who have sold shares of the Fund, but any such allocation will be based on price and execution, and not the sale of the Fund shares.  In accordance with the provisions of Rule 12b-1(h), the Fund has implemented and the Board of Directors has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of the Fund.

BROKERAGE

In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser and Sub-Adviser are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund’s asset value, and other information provided to the Fund, the Adviser or Sub-Adviser.  The Adviser and Sub-Adviser are also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.  The Adviser or Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser or Sub-Adviser exercises investment discretion.  It is possible that certain of the services received by the Adviser or Sub-Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser or Sub-Adviser has investment discretion.  The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser or Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

In valuing research services, the Adviser or Sub-Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser or Sub-Adviser in managing the Fund’s investment portfolios.  In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser or Sub-Adviser in advising the Fund.

The Adviser and Sub-Adviser are the principal sources of information and advice to the Fund and are responsible for making and initiating the execution of investment decisions by the Fund.  However, the Board of Directors recognizes that it is important that the Adviser and Sub-Adviser, in performing their responsibilities for the Fund, continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions.  The Adviser and Sub-Adviser believe that it is in the interest of the Fund to consider the value of the information received for use in advising the Fund when compensating brokers for their services.  The extent to which such information may reduce the expenses of the Adviser’s or Sub-Adviser’s management services to the Fund is not determinable.  In addition, the Board of Directors understands that other clients of the Adviser or Sub-Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser or Sub-Adviser in performing services for others.

Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser or Sub-Adviser, the same investment decision may be made for both the Fund and one or more other advisory clients.  If both the Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser or Sub-Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each.  There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible.  In those cases, each client will receive the price on its individual order, and the Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser or Sub-Adviser for other clients.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For the purpose of this SAI “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

As of the date of this SAI, the Directors and Officers, as a group, owned 13.5% of the shares of the Fund, all of which are owned by Mr. John L. Keeley, Jr.

PROXY VOTING

As the beneficial owner of Fund securities, the Company, through its Board of Directors, has the right and the obligation to vote the Fund’s portfolio securities.  The Board of Directors has delegated the voting power for the Fund’s securities to its investment adviser.  The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Fund.  Those policies and procedures will govern the Fund’s voting of portfolio securities, except to the extent varied by the Fund’s Policies and Procedures, in which case the Fund’s policies and procedures will govern.

The Company’s proxy voting Policies and Procedures are based on the following assumptions:

•                                          Voting rights have economic value.

•                                          There is a duty to cast an informed vote.

•                                          Fund securities must be voted in a way that benefits the Fund and its shareholders solely.

The following is a summary of the manner in which the Company would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Company’s vote may vary depending upon the actual circumstances presented.  Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1)                                      The Company will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

2)                                      The Company will rely upon the Adviser’s analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

3)                                      The Company will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

4)                                      On matters relating to social and political responsibility, unless in the Adviser’s judgment a vote in one direction or the other is likely to have a material effect on the market value of the Fund securities, the Fund will abstain.

All other issues brought forth will be reviewed by the Adviser on a case by case basis with the sole aim of enhancing the value of the Fund’s assets.

Although the Adviser does not anticipate that proxy voting generally will present a conflict of interest between the Fund on the one hand and the person exercising the vote (the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor), the Adviser recognizes that it is possible that a conflict of interest could arise.  If the Adviser identifies a situation that it believes presents a conflict of interest, and if that situation requires a vote on a specific matter (e.g. an anti-takeover matter), as set forth above, then the proxy will be voted in accordance with the predetermined policy without regard to the conflict.  If there is no predetermined policy, or if the policy requires management to exercise judgment, then:  (i) if the perceived conflict involves the person exercising voting judgment on behalf of the Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict; (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote); or (iii) the Adviser may retain an independent third party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

Every August the Company files with the SEC information regarding the voting by the Company of proxies for securities of the Fund for the 12-month period ending the preceding June 30th.  Shareholders are able to view such filings on the SEC’s website at http://www.sec.gov. Shareholders may also obtain a copy of the Proxy Voting Policies and the Company’s Fund proxy voting record for the most recent 12-month period ended June 30, free of charge, by contacting the Company at 800-533-5344.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, audits and reports on the Fund’s annual financial statements, reviews the Fund’s income tax returns, and performs other professional accounting, auditing, tax services when engaged to do so by the Company.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Articles of Incorporation do not require that the Company hold annual or regular shareholder meetings.  Shareholder Meetings may be called by the Board of Directors and held at such times that the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

The Company’s By-Laws contain procedures for the removal of Directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company with respect to the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.